SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  April 9, 2004
                Date of Report (date of earliest event reported)



                         AMERICAN LEISURE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                    333-48312                 75-2877111
----------------------------    ---------------------      --------------------
(State or other jurisdiction    (Commission File No.)         I.R.S. Employer
       of incorporation)                                   (Identification No.)


     Park 80 Plaza East, Saddlebrook, New Jersey                   07663
     ----------------------------------------------              ----------
      (Address of principal executive offices)                   (Zip Code)


                                 (201 843 0820)
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

                         AMERICAN LEISURE HOLDINGS, INC.

    BRIEF SUMMARY OF CERTIFICATE OF DESIGNATION OF SERIES E AND DETERMINATION OF RIGHTS AND PREFERENCES OF SERIES E PREFERRED STOCK OF AMERICAN LEISURE
                                 HOLDINGS, INC.

AMLH has designated 50,000 shares of Series E Convertible Preferred Stock, par value $0.001 per share.

Ranking. The Series E Preferred Stock ranks senior to the Common Stock as to dividends and liquidation preference but junior to Series A through D.

Dividends. Dividends on each share of the Series E Preferred Stock will be earned at an annual rate of 4% of the liquidation preference per share. Dividends shall be payable in preference and priority to any payment of any cash dividend on Common Stock or any other shares of capital stock of the Company junior in priority to the Series E Preferred Stock (such Common Stock and other inferior stock being collectively referred to as "Junior Stock"). Any unpaid dividends accrue without interest and are cumulative.

Liquidation Preference. Upon liquidation, dissolution or winding up of AMLH, before payment of any amount due to any Junior Stock, each share of Series E Preferred Stock will be entitled to be paid out of assets available for distribution at the rate of $100 per share plus all accrued and unpaid dividends, calculated through the date of liquidation.

Voting Rights. Each holder of outstanding shares of Series E Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series E Preferred Stock held by such holder are convertible (as adjusted from time to time) at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law, or by the provisions of Subsection 3(b) of the Certificate of Designation of Series E, or by the provisions establishing any other series of Preferred Stock, holders of Series E Preferred Stock (as shall other other series of preferred stock) shall vote together with the holders of Common Stock as a single class.

Redemption. AMLH has the right to redeem all or part of the outstanding Series E Preferred Stock at any time after five years from the date of issue. The redemption price per share will be $100 per share plus all accrued and unpaid dividends, calculated through the date of redemption.

Conversion. Each share of Series E Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into a maximum of six point six, six, six (6.666) fully paid and non-assessable shares of Common Stock (the "Conversion Rate") at a minimum of $15 per share of common stock. In the event of a liquidation of the Company, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series E Preferred Stock. No fractional shares of Common Stock shall be issued upon conversion of the Series E Preferred Stock. In lieu of fractional shares, the Company shall pay cash equal to such fraction multiplied by the quotient of the Liquidation Value divided by the Conversion Rate.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements

     None

(b)  Pro Forma Financial Information

     None

(c)      Exhibits

         Certificate of Designation of Series E and determination of rights and preferences of Series E Preferred Stock of American Leisure Holdings, Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 9, 2004

AMERICAN LEISURE HOLDINGS, INC.


/s/ L. William Chiles
----------------------------
    L. William Chiles
    Chief Executive Officer


/s/ Malcolm J. Wright
-------------------------
    Malcolm J. Wright
    Chief Financial Officer



                                  EXHIBIT INDEX

      EXHIBIT NUMBER    1                            EXHIBIT
      --------------                                 -------

Certificate of Designation of Series E and determination of rights and preferences of Series E Preferred Stock of American Leisure Holdings, Inc.

                      CERTIFICATE OF DESIGNATION OF SERIES
                 AND DETERMINATION OF RIGHTS AND PREFERENCES OF
                           SERIES E PREFERRED STOCK OF
                         AMERICAN LEISURE HOLDINGS, INC.

         American Leisure Holdings, Inc., a Nevada corporation (the "Company"), acting pursuant to Nevada Revised Statues Section 78.1955, does hereby submit the following Certificate of Designation of Series and Determination of Rights and Preferences of its Series E Preferred Stock.

         FIRST: The name of the Company is American Leisure Holdings, Inc.

         SECOND: By unanimous consent of the Board of Directors of the Company the following resolutions were duly adopted:

         WHEREAS the Articles of Incorporation of the Company authorizes Preferred Stock consisting of Ten Million (10,000,000) shares, par value $0.01 per share, issuable from time to time in one or more series; and

         WHEREAS the Board of Directors of the Company is authorized, subject to limitations prescribed by law and by the provisions of the Company's Articles of Incorporation to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series;

         WHEREAS it is the desire of the Board of Directors to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series;

         NOW, THEREFORE, BE IT RESOLVED that pursuant to the Company's Articles of Incorporation there is hereby established a new series of Fifty Thousand (50,000) shares of non redeemable, convertible Preferred Stock of the Company (the "Series E Preferred Stock") to have the designation, rights, preferences, powers, restrictions and limitations as follows:

         1. Dividends. The holders of the Series E Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at the rate of $4.00 (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) per share per annum, payable in preference and priority to any payment of any cash dividend on Common Stock or any other shares of capital stock of the Company junior in priority to the Series E Preferred Stock (such Common Stock and other inferior stock being collectively referred to as "Junior Stock"), when and as declared by the Board of Directors of the Company. Such dividends shall accrue with respect to each share of Series E Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Series E Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Junior Stock and before any purchase or acquisition of any Junior Stock is made by the Company, except the repurchase of Junior Stock from employees of the Company upon termination of employment. At the earlier of: (1) the redemption of the Series E Preferred Stock; or (2) the liquidation, sale or merger of the Company, any accrued but undeclared dividends shall be paid to the holders of record of outstanding shares of Series E

Preferred Stock. No accumulation of dividends on the Series E Preferred Stock shall bear interest. Each dividend shall be paid in cash and mailed to the holders of record of the Series E Preferred Stock as their names and addresses appear on the share register of the Company or at the office of the transfer agent on the corresponding dividend payment date.

         2. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series E Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders on parity with the holders of the Parity Preferred Stock, after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Preferred Stock, but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to $100.00 (the "Liquidation Value") per share of Series E Preferred Stock plus any accrued but unpaid dividends (whether or not declared). If upon any such liquidation, dissolution or winding up of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series E Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series E Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series E Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         3. Voting.

                  (a) Each holder of outstanding shares of Series E Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series E Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series E Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Common Stock as a single class.

                  (b) The Company shall not amend, alter or repeal preferences, rights, powers or other terms of the Series E Preferred Stock so as to affect adversely the Series E Preferred Stock, without the written consent or affirmative vote of the holders of at least fifty one percent (51%) of the then outstanding shares of Series E Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock which is on a parity with or has preference or priority over the Series E Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Company shall be deemed to affect adversely the Series E Preferred Stock.

         4. Conversion. The holders of the Series E Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) Right to Convert. Each share of Series E Preferred Stock shall be convertible, at the option of the holder thereof, at one time, into such number of paid and nonassessable shares of Common Stock (the "Conversion Rate") calculated by dividing the Liquidation Value by the Market Price (as defined herein) but such Conversion Rate shall not be less than six point six, six, six (6.666) which effectively equates to not less than $15 a Common share (the "Low Conversion Rate"). Such initial Low Conversion Rates shall be subject to adjustment as provided below. In the event of a liquidation of the Company, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series E Preferred Stock.

                  (b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series E Preferred Stock. In lieu of fractional shares, the Company shall pay cash equal to such fraction multiplied by the quotient of the Liquidation Value divided by the Conversion Rate.

                  (c) Mechanics of Conversion.

                           (i) In order  to at any time or from  time to time to
convert any or all of the shares of Series E Preferred Stock issued and outstanding into shares of Common Stock, the holders of the issued and outstanding Series E Preferred Stock shall give notice to the Company that such holders elect to convert any or all of the shares of Series E Preferred Stock issued and outstanding. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date ("Conversion Date"). On the Conversion Date, the shares of Series E Preferred Stock surrendered for conversion shall be deemed converted without any other act by the holders thereof. If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or his or its attorney duly authorized in writing. The Company shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holders a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                           (ii) The Company  shall at all times during which the
Series E Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series E Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series E Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Rate below the then par value of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Rate.

                           (iii) Upon any such conversion,  no adjustment to the
Conversion Rate shall be made for any accrued and unpaid dividends on the Series E Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion; the holder, by converting, waives his right to the payment of cash for such accrued but unpaid dividends. In lieu of a cash dividend, the holder shall receive such number of shares of Common Stock equal to (A) the amount of accrued but unpaid dividends on such Series E Preferred Stock surrendered for conversion by such holder, divided by (B) the Market Value (as defined herein) of Common Stock on the Conversion Date. The term "Market Price" shall mean, with respect to a share of Common Stock on any date, either: (1) if there shall not then be a public market for the Common Stock, the fair market value per share of Common Stock as determined by the Board of Directors in good faith exercising its fiduciary duties; or (2) if there shall then be a public market for the Common Stock, the average of the Daily Market Prices (as defined below) for the ten (10) consecutive Trading Days immediately prior to the Conversion Date. The "Daily Market Price" for each such Trading Day shall be:
(aa) the last sale price on such day on the principal stock exchange or the Nasdaq Stock Market, bulletin board or BBX Exchange ("Nasdaq") on which the Common Stock is then listed or admitted to trading; (bb) if no sale takes place on such day on any such exchange or Nasdaq, the average of the last reported closing bid and ask prices on such day as officially quoted on any such exchange or Nasdaq; (cc) if the Common Stock is not then listed or admitted to trading on any stock exchange or Nasdaq, the average of the last reported closing bid and ask prices on such day in the over-the-counter market as furnished by the Nasdaq or the National Quotation Bureau, Inc.; or (dd) if neither Nasdaq nor the National Quotation Bureau, Inc. is, at the time, engaged in the business of reporting bid and ask prices, as furnished by any similar firm then engaged in such business. "Trading Day" for this purpose means any day that the New York Stock Exchange is open for trading.

                           (iv) All shares of Series E  Preferred  Stock,  which
shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series E Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Company may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series E Preferred Stock accordingly.

                  (d) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after this Certificate of Designation is filed with the Nevada Secretary of State (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the High and Low Conversion Rates then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the High and Low Conversion Rates then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (e) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in shares of Common Stock without consideration, then and in each such event the High and Low Conversion Rates shall be decreased as of the time of such issuance, by multiplying the High and Low Conversion Rates by a fraction:

                           (i) the  numerator of which shall be the total number
of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

                           (ii)  the  denominator  of which  shall be the  total
number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                  (f) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Series E Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets for below), then and in each such event the holder of each share of Series E Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series E Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                  (g) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation, then each share of Series E Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such Series E Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series E Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the High and Low Conversion Rates) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series E Preferred Stock.

                  (h) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series E Preferred Stock against impairment.

                  (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the High and Low Conversion Rates pursuant to this
Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series E Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the written request at any time of any holder of Series E Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the High and Low Conversion Rates then in effect, and (3) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series E Preferred Stock. Despite such adjustment or readjustment, the form of each or all Series E Preferred Stock Certificates, if the same shall reflect the initial or any subsequent conversion price, need not be changed in order for the adjustments or readjustments to be valued in accordance with the provisions of this Certificate of Designation, which shall control.

                  (j) Notice of Record Date. In the event:

                           (A) that the  Company  declares  a  dividend  (or any
other distribution) on its Common Stock payable in Common Stock or other securities of the Company;

                           (B) that  the  Company  subdivides  or  combines  its
outstanding shares of Common Stock;

                           (C) of any  reclassification  of the Common  Stock of
the Company (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Company into or with another corporation, or of the sale of all or substantially all of the assets of the Company; or

                           (D)  of the  involuntary  or  voluntary  dissolution,
liquidation or winding up of the Company;

then the Company shall cause to be filed at its principal office or at the office of the transfer agent of the Series E Preferred Stock, and shall cause to be mailed to the holders of the Series E Preferred Stock at their last addresses as shown on the records of the Company or such transfer agent, at least ten days prior to the record date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                           (A) the record date of such  dividend,  distribution,
subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                           (B)  the   date  on  which   such   reclassification,
consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5.       Company Redemption.

                  (a) If, on or after the date five (5) years after the Original Issue Date, any shares of Series E Preferred Stock shall be then outstanding, the Company shall have the right to redeem (unless otherwise prevented by law) all (but not less than all) such outstanding shares at an amount per share equal to the Liquidation Value plus an amount equal to accrued but unpaid dividends, if any, to the date of redemption on such share.

                  (b) Sixty days' prior notice by the Company of the exercise of the redemption option pursuant to Section 5(a) shall be sent by first-class certified mail, postage prepaid and return receipt requested, by the Company to the holders of the shares of Series E Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Company.

                  (c) Cancellation of Redeemed Stock. Any shares of Series E Preferred Stock redeemed pursuant to this Section or Section 6 or otherwise acquired by the Company in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; the Company may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of the Company's capital stock.

                  (d) Anything contained in this Section 5 to the contrary notwithstanding, the holders of shares of Series E Preferred Stock to be redeemed in accordance with this Section shall have the right, exercisable at any time up to the close of business on the applicable redemption date (unless the Company is legally prohibited from redeeming such shares on such date, in which event such right shall be exercisable until the removal of such legal disability), to convert all or any part of such shares to be redeemed as herein provided into shares of Common Stock pursuant to Section 4 hereof.

         6. Reservation of Common Stock. The Company shall at all times during which the Series E Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series E Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series E Preferred Stock.

         7. Amendment. This Certificate of Designation constitutes an agreement between the Company and the holders of the Series E Preferred Stock. It may be amended by vote of the Board of Directors of the Company and the holders of at least fifty one percent (51%) of the outstanding shares of Series E Preferred Stock.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its President this 1 day of April, 2004.



                                                By:
                                                    ---------------------------
                                                    Malcolm J. Wright
                                                    President



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